SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
AMENDMENT NO. 1 TO
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      November 1, 1999
(Date of earliest event reported)  (October 29, 1999)

USCI, INC.
(Exact name of registrant as specified in its charter)
Delaware                     0-22282       13-3702647
(State or other jurisdiction (Commission (IRS Employer
 of incorporation)          File Number) Identification No.)

6115-A Jimmy Carter Blvd., Norcross, Georgia        30071
(Address of principal executive offices)          (Zip Code)

                        (770) 840-8888
(Registrant's telephone number including area code)
(Former name or former address if changed since last report)


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                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           USCI, Inc.
                                         (Registrant)

                                  By: /s/ Robert J. Kostrinsky
                                         Robert J. Kostrinsky
                                     Executive Vice President
November 2, 1999